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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 24, 2003

                         ASHFORD HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)

 MARYLAND                           001-31775                 86-1062192
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                               Identification
                                                               Number)


    14180 Dallas Parkway, 9th Floor
             Dallas, Texas                                       75254
(Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (972) 490-9600



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ITEM 9. REGULATION FD DISCLOSURE

On December 29, 2003, Ashford Hospitality Trust, Inc. (the "Company") issued a press release announcing that it closed on a $36 million non-recourse loan secured by five of its hotel properties. A copy of the press release is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

         Exhibits

                           99.8 Press Release of the Company dated December 29, 2003, announcing that the Company closed on a $36 million non-recourse loan.









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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 2003

                                         ASHFORD HOSPITALITY TRUST, INC.

                                         By: /s/ DAVID A. BROOKS
                                             ---------------------------------
                                         David A. Brooks
                                         Chief Legal Officer